UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2016

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND	001-33177	22-1897375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3499 Route 9N, Suite 3D, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[  ]     Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12

[  ]     Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On May 4, 2016, Monmouth Real Estate Investment Corporation issued a press release announcing the results for the second quarter ended March 31, 2016 and disclosed a supplemental information package in connection with its earnings conference call for the second quarter ended March 31, 2016. A copy of the supplemental information package and press release is furnished with this report as Exhibit 99 and is incorporated herein by reference.

The information in this report and the exhibit attached hereto is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 and Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements contained in this report, including the documents that are incorporated by reference, that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995 (the “Exchange Act”). All statements, other than statements of historical facts that address activities, events or developments where the Company uses any of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” or similar expressions, are forward-looking statements. These forward-looking statements are not guaranteed and are based on the Company’s current intentions and on the Company’s current expectations and assumptions. These statements, intentions, expectations and assumptions involve risks and uncertainties, some of which are beyond the Company’s control that could cause actual results or events to differ materially from those that the Company anticipates or projects, such as:

●	the ability of the Company’s tenants to make payments under their respective leases, our reliance on certain major tenants and the Company’s ability to re-lease properties that are currently vacant or that become vacant;

●	the Company’s ability to obtain suitable tenants for its properties;

●	changes in real estate market conditions, economic conditions in the industrial sector and the market in which the Company’s properties are located and general economic conditions;

●	the inherent risks associated with owning real estate, including local real estate market conditions, governing laws and regulations and illiquidity of real estate investments;

●	the Company’s ability to acquire, finance and sell properties on attractive terms;

●	the Company’s ability to repay debt financing obligations;

●	the Company’s ability to refinance amounts outstanding under its credit facilities at maturity on terms favorable to us;

●	the loss of any member of the Company’s management team;

●	the Company’s ability to comply with debt covenants;

●	the Company’s ability to integrate acquired properties and operations into existing operations;

●	continued availability of proceeds from issuances of the Company’s debt or equity securities;

●	the availability of other debt and equity financing alternatives;

●	market conditions affecting the Company’s investment in marketable securities of other REIT’s;

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●	changes in interest rates under the Company’s current credit facility and under any additional variable rate debt arrangements that the Company may enter into in the future;

●	the Company’s ability to successfully implement the Company’s selective acquisition strategy;

●	the Company’s ability to maintain internal controls and procedures to ensure all transactions are accounted for properly, all relevant disclosures and filings are timely made in accordance with all rules and regulations, and any potential fraud or embezzlement is thwarted or detected;

●	changes in federal or state tax rules or regulations that could have adverse tax consequences;

●	declines in the market value of the Company’s investment securities; and

●	the Company’s ability to qualify as a REIT for federal income tax purposes.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99	Supplemental information package for the second quarter ended March 31, 2016 and press release dated May 4, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial and Accounting Officer

Date: May 4, 2016

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